Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of International Food and Wine Consultants, Inc. (the "Company") on Form 10-KSB for the fiscal year ended October 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mary Beth Clark, Chief Executive Officer and Chief Financial Officer of the Company, certify that:

1)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 12, 2007

/s/ Mary Beth Clark

Mary Beth Clark

Chief Executive Officer and Chief Financial Officer